      SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                   February 24, 2004

First National Community Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	_______________	23-2900790
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

102 E. Drinker St. Dunmore, PA 18512
(Address of Principal Executive Offices

(570) 346-7667
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item	7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None

(c) Exhibits

1. Press release dated February 24, 2004, regarding 2003 earnings.

Item	12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2004, the Registrant issued the following press release.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        FIRST NATIONAL COMMUNITY BANCORP, INC.

Date: February 24, 2004	By: /s/ William S. Lance
William S. Lance
Treasurer and Principal Financial Officer